EXHIBIT 6.1

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                 DIRECTORS AND OFFICERS OF VAN KAMPEN FUNDS INC.

                  NAME                                       POSITION                                  LOCATION
-----------------------------------------      ---------------------------------------      --------------------------------
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Mitchell M. Merin                              Chairman                                     New York, NY

Michael Kiley                                  Chief Executive Officer and                  New York, NY
                                               President

Stefanie Chang Yu                              Secretary                                    New York, NY

Sara L. Badler                                 Managing Director                            New York, NY

Barry Fink                                     Managing Director                            New York, NY

Geoffrey Flynn                                 Managing Director                            Jersey City, NJ

Jeffrey Hiller                                 Managing Director                            New York, NY

Steven M. Massoni                              Managing Director                            Oakbrook Terrace, IL

Colette M. Saucedo                             Managing Director                            Houston, TX

A. Thomas Smith III                            Managing Director                            New York, NY

John L. Sullivan                               Managing Director                            Oakbrook Terrace, IL

Jonathan S. Thomas                             Managing Director                            New York, NY

Edward C. Wood, III                            Managing Director, Chief                     Oakbrook Terrace. IL
                                               Administrative Officer and Chief
                                               Operating Officer

Laurence J. Althoff                            Executive Director                           Oakbrook Terrace, IL

Kenneth Beard                                  Executive Director                           Jersey City, NJ

Patricia A. Bettlach                           Executive Director                           Chesterfield, MO

Michael P. Boos                                Executive Director                           Oakbrook Terrace, IL

Richard F. Brereton                            Executive Director                           New York, NY

Elizabeth M. Brown                             Executive Director                           Houston, TX

Juanita E. Buss                                Executive Director                           Kennesaw, GA

Richard J. Charlino                            Executive Director                           Jersey City, NJ

Dominick Cogliandro                            Executive Director                           Jersey City, NJ

Susan K. Crawshaw                              Executive Director                           Oakbrook Terrace, IL

Michael B. Hughes                              Executive Director                           Oakbrook Terrace, IL

Robert Daniel Kendall                          Executive Director                           Oakbrook Terrace, IL

Maura A. McGrath                               Executive Director                           Jersey City, NJ

Joseph Pollaro                                 Executive Director                           Jersey City, NJ

Louis Rivera                                   Executive Director                           Houston, TX

Andrew J. Scherer                              Executive Director                           Oakbrook Terrace, IL

Gwen L. Shaneyfelt                             Executive Director                           Oakbrook Terrace, IL

Robert Watson                                  Executive Director                           Oakbrook Terrace, IL

Scott Allen Wentsel                            Executive Director                           Oakbrook Terrace, IL

Gary Weber                                     Executive Director                           Jersey City, NJ

Patrick M. Zacchea                             Executive Director                           Oakbrook Terrace, IL

Gary R. DeMoss                                 Executive Director                           Oakbrook Terrace, IL

Richard G. Golod                               Executive Director                           Jersey City, NJ

Eric J. Hargens                                Executive Director                           Oakbrook Terrace, IL

Michelle H. Huber                              Executive Director                           Oakbrook Terrace, IL

Troy D. Huber                                  Executive Director                           Oakbrook Terrace, IL

Gary F. Kleinschmidt                           Executive Director                           Chalfont, PA

David Linton                                   Executive Director                           Weston, CT

Carl Mayfield                                  Executive Director                           Lakewood, CO

Mark R. McClure                                Executive Director                           Oakbrook Terrace, IL

Robert F. Muller, Jr.                          Executive Director                           Cypress, FL

Lance O'Brian Murphy                           Executive Director                           Dallas, TX

Walter E. Rein                                 Executive Director and Chief                 Oakbrook Terrace, IL
                                               Financial Officer

Thomas C. Rowley                               Executive Director                           Oakbrook Terrace, IL

James J. Ryan                                  Executive Director                           Oakbrook Terrace, IL

Robert H. Schumacher                           Executive Director                           Oakbrook Terrace, IL

Richard Stefanec                               Executive Director                           Tarzana, CA

Terry L. Swenson                               Executive Director                           Amery, WI

John F. Tierney                                Executive Director                           Oakbrook Terrace, IL

Thomas Buckley Tyson                           Executive Director                           Oakbrook Terrace, IL

Elizabeth Vale                                 Executive Director                           West Conshohocken, NJ

Jeff Warland                                   Executive Director                           Oakbrook Terrace, IL

Robert S. West                                 Executive Director                           Oakbrook Terrace, IL

Barbara A. Withers                             Executive Director                           Oakbrook Terrace, IL

Gregory Heffington                             1st Vice President                           Ft. Collins, CO

James D. Stevens                               1st Vice President                           North Andover, MA

James K. Ambrosio                              Vice President                               Lloyd Harbor, NY

George Steven Amidon                           Vice President                               Oakbrook Terrace, IL

Leslie Ann Ashton                              Vice President                               Salt Lake City, UT

Matthew T. Baker                               Vice President                               Oakbrook Terrace, IL

Scott C. Bernstiel                             Vice President                               Freehold, NJ

Roger J. Bianco                                Vice President                               Highlands Ranch, CO

Carol S. Biegel                                Vice President                               Naperville, IL

Brian E. Binder                                Vice President                               Oakbrook Terrace, IL

Christopher M. Bisaillon                       Vice President                               Chicago, IL

William Edwin Bond                             Vice President                               New York, NY

James Burke Bradford                           Vice President                               Oakbrook Terrace, IL

Curtis Bradshaw                                Vice President                               Oakbrook Terrace, IL

Iqbal S. Brainch                               Vice President                               Oakbrook Terrace, IL

Michael Winston Brown                          Vice President                               Colleyville, TX

John T. Browning                               Vice President                               Oakbrook Terrace, IL

Loren Burket                                   Vice President                               Plymouth, MN

Michelina Calandrella                          Vice President                               New York, NY

Deanne Margaret Chiaro                         Vice President                               Hermosa Beach, CA

Scott A. Chriske                               Vice President                               Safety Harbor, FL

German Clavijo                                 Vice President                               Tucker, GA

Michael Colston                                Vice President                               Louisville, KY

Gina Costello                                  Vice President                               Oakbrook Terrace, IL

Shannon Colleen Crowley                        Vice President                               Oakbrook Terrace, IL

Suzanne Cummings                               Vice President                               Oakbrook Terrace, IL

Pat Flynn Dredze                               Vice President                               Oakbrook Terrace, IL

Paula Duerr                                    Vice President                               Oakbrook Terrace, IL

Craig Alan Dumnich                             Vice President                               Perryville, MD

Michael E. Eccleston                           Vice President                               Chicago, IL

Craig S. Falduto                               Vice President                               Oakbrook Terrace, IL

Eileen R. Finnegan                             Vice President                               Oakbrook Terrace, IL

William J. Fow                                 Vice President                               Redding, CT

David Joseph Fredrick                          Vice President                               Newton, MA

Charles Friday                                 Vice President                               Gibsonia, PA

Steve Benford Fry                              Vice President                               Oakbrook Terrace, IL

Robert P. Glover                               Vice President                               Princeton, NJ

Walter C. Gray                                 Vice President                               Houston, TX

Daniel Hamilton                                Vice President                               Austin, TX

Hunter Handley                                 Vice President                               Oakbrook Terrace, IL

John G. Hansen                                 Vice President                               San Francisco, CA

William G. Harrigan                            Vice President                               Jersey City, NJ

Michael D. Hibsch                              Vice President                               Nashville, TN

Scott Alexander Hintz                          Vice President                               Oakbrook Terrace, IL

Ryan Teague Hurley                             Vice President                               Oakbrook Terrace, IL

Lowell Jackson                                 Vice President                               Roswell, GA

Nancy Johannsen                                Vice President                               Oakbrook Terrace, IL

Thomas G. Johnson                              Vice President                               Jersey City, NJ

Laurie L. Jones                                Vice President                               Houston, TX

Tara Jones                                     Vice President                               Oakbrook Terrace, IL

Louis Gregory Kafkes                           Vice President                               Oakbrook Terrace, IL

Thomas Patrick Kelly                           Vice President                               Oakbrook Terrace, IL

Frederick Kohly                                Vice President                               Miami, FL

Lisa Therese Kueng                             Vice President                               Oakbrook Terrace, IL

Brian Laux                                     Vice President                               Staten Island, NY

Tony E. Leal                                   Vice President                               Houston, TX

Holly Lieberman                                Vice President                               Oakbrook Terrace, IL

Ivan R. Lowe                                   Vice President                               Houston, TX

Richard M. Lundgren                            Vice President                               River Forest, IL

Douglas M. Macomber                            Vice President                               Elmhurst, IL

Eric J. Marmoll                                Vice President                               Oakbrook Terrace, IL

Anne Therese McGrath                           Vice President                               San Francisco, CA

Elisa R. Mitchell                              Vice President                               Oakbrook Terrace, IL

Alexis Montoya                                 Vice President                               New York, NY

Sterling Tyler Moore                           Vice President                               San Francisco, CA

John T. Moser                                  Vice President                               Oakbrook Terrace, IL

Grant R. Myers                                 Vice President                               Houston, TX

Richard A. Myers                               Vice President                               Oakbrook Terrace, IL

Elizabeth A. Nelson                            Vice President                               Oakbrook Terrace, IL

Peter Nicholas                                 Vice President                               Marblehead, MA

James A. O'Brien                               Vice President                               Rochester, NY

Brian P. O'Connell                             Vice President                               Oakbrook Terrace, IL

Mark E. O'Donnell                              Vice President                               Watertown, MA

Gregory J. Olsen                               Vice President                               Oakbrook Terrace, IL

Timothy Jay Ott                                Vice President                               Highland, VA

Pete Papageorgakis                             Vice President                               Oakbrook Terrace, IL

Dean Crawford Phillips                         Vice President                               Oakbrook Terrace, IL

Richard J. Poli                                Vice President                               Downingtown, PA

Shannon C. Poley                               Vice President                               Oakbrook, IL

Kevin Wayne Reszel                             Vice President                               Oakbrook Terrace, IL

Michael W. Rohr                                Vice President                               Naperville, IL

Christine Cleary Ross                          Vice President                               Scottsdale, AZ

Suzette N. Rothberg                            Vice President                               Maple Grove, MN

Jeffrey Rourke                                 Vice President                               Malvern, PA

Jason F. Ruimerman                             Vice President                               Salem, MA

Shahid S. Saigol                               Vice President                               Tampa, FL

Pamela S. Salley                               Vice President                               Houston, TX

Thomas J. Sauerborn                            Vice President                               Jersey City, NJ

David T. Saylor                                Vice President                               Oakbrook Terrace, IL

Tonya Hammet Sax                               Vice President                               Oakbrook Terrace, IL

Maura Scherer                                  Vice President                               Oakbrook Terrace, IL

Stanley S. Schiewe                             Vice President                               Keller, TX

Timothy M. Scholten                            Vice President                               New Albany, OH

Ronald J. Schuster                             Vice President                               Orlando, FL

Frank Skubic                                   Vice President                               San Francisco, CA

Heather Smith                                  Vice President                               Richmond, VA

Christopher J. Staniforth                      Vice President                               Leawood, KS

Joseph L. Thomas                               Vice President                               San Diego, CA

Hugh C. Triplett                               Vice President                               Thousand Oaks, CA

Curtis L. Ulvestad                             Vice President                               Red Wing, MN

Brett Van Bortel                               Vice President                               Oakbrook Terrace, IL

Larry Brian Vickrey                            Vice President                               Houston, TX

John M. Walsh                                  Vice President                               Oakbrook Terrace, IL

Sharon Monica Wells                            Vice President                               Jersey City, NJ

Harold Whitworth, III                          Vice President                               Liberty Township, OH

Joel John Wilczewski                           Vice President                               Franklin, TN

Thomas M. Wilson                               Vice President                               Oakbrook Terrace, IL

Judy Wooley                                    Vice President                               Houston, TX

John Wyckoff                                   Vice President                               Santa Monica, CA

David M. Wynn                                  Vice President                               Chandler, AZ

Lynn Chadderton                                Asst. Vice President                         Valrico, FL

Regina Coleman                                 Asst. Vice President                         Oakbrook Terrace, IL

Kristen L. Doss                                Asst. Vice President                         Houston, TX

Christine K. Putong                            Asst. Vice President                         Oakbrook Terrace, IL

Dennis M. Rady                                 Asst. Vice President                         Oakbrook Terrace, IL

Leah Richardson                                Asst. Vice President                         Oakbrook Terrace, IL

David P. Robbins                               Asst. Vice President                         Oakbrook Terrace, IL

Lisa Schultz                                   Asst. Vice President                         Oakbrook Terrace, IL

Laurel Shipes                                  Asst. Vice President                         Duluth, GA

David H. Villarreal                            Asst. Vice President                         Oakbrook Terrace, IL

Marilyn Cranney                                Assistant Secretary                          New York, NY

Mary Mullin                                    Assistant Secretary                          New York, NY

John Browning                                  Officer                                      Oakbrook Terrace, IL

Leticia George                                 Officer                                      Houston, TX

William D. McLaughlin                          Officer                                      Houston, TX

Rebecca Newman                                 Officer                                      Houston, TX

John Yovanovic                                 Officer                                      Houston, TX

Mitchell M. Merin                              Director                                     New York, NY

John L. Sullivan                               Director                                     Oakbrook Terrace, IL

A. Thomas Smith III                            Director                                     New York, NY

Edward C. Wood, III                            Director                                     Oakbrook Terrace. IL

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